EXHIBIT
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SPECIMEN CERTIFICATE OF PARTICIPATION






























CBCI Income and Growth Fund, LLC

ORGANIZED UNDER THE LAWS OF THE STATE OF MINNESOTA

CERTIFICATE OF PARTICIPATION

MINIMUM INVESTMENT: $1,000

(SEE LEGEND ON REVERSE)


NUMBER:                                            $ ___________



THIS CERTIFIES THAT

is the owner of a Certificate of Participation in the amount of

$XXXXXXXXXXXXXXXXXXXXX Dollars, representing ______

Limited Liability Company Units in

CBCI INCOME AND GROWTH FUND, LLC,

a Minnesota Limited Liability Company, and is entitled to the full benefits and privileges of such membership, subject to the duties and obligations, as more fully set forth in the Company's
Operating Agreement.

IN WITNESS WHEREOF, the Company has caused this Certificate to be executed by its Managing Member this xxxxxxxx, 20__,

CBCI Income and Growth Fund, LLC

THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED TO
ANY PERSON EXCEPT IN ACCORDANCE WITH THE TERMS OF THE COMPANY'S
OPERATING AGREEMENT, AS AMENDED FROM TIME TO TIME, A COPY OF
WHICH IS ON FILE AT THE COMPANY'S OFFICES.

Transfer Fee: As Required




The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM as tenants in common

UNIF GIFT ACT ______________ Custodian for____________________.
              (Custodian)                       (Minor)
Under Uniform Gifts to Minors Act of the State of ___________.

TEN ENT  as tenants by the entirities

JT TEN as joint tenants with right of survivorship and not as tenants in common.

Additional abbreviations may also be used though not in the above list.

For value received_______________________________ hereby sell, assign and transfer unto:

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

Please print or type name and address of assignee

---------------------------------------------------------

---------------------------------------------------------
the amount of the Limited Liability Company Units represented by the within Certificate and do hereby irrevocably constitute and appoint

----------------------------------------------------------------
Attorney to transfer the said Certificate on the books of the within-named limited liability Company, with full power of substitution in the premises.

Dated: _______________________, 20__

SIGNATURE GUARANTEED:              X _________________________

                                   X _________________________

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.

CBCI Income and Growth Fund, LLC

ORGANIZED UNDER THE LAWS OF THE STATE OF MINNESOTA

CERTIFICATE OF PARTICIPATION





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